                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 22, 2000


                          Discover Card Master Trust I
                -------------------------------------------------
               (Exact name of registrant as specified in charter)



          Delaware                    0-23108                   51-0020270
          --------                    -------                   ----------
         (State of                  (Commission                (IRS Employer
        Organization)               File Number)             Identification No.)


c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                                19720
---------------------------------------------                       -----
(Address of principal executive offices)                          (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable

Item 5. Other Events

         Series 1994-A. On February 22, 2000, Greenwood Trust Company ("Greenwood") as Master Servicer under the Pooling and Servicing Agreement, dated as of October 1, 1993, as amended (the "Pooling and Servicing Agreement"), by and between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, elected pursuant to Section 4.06 of the Pooling and Servicing Agreement to move the Discover Card Master Trust I, Series 1994-A from Group Two to Group One, effective as of February 1, 2000 (as each such term is defined in the Pooling and Servicing Agreement).

         On February 22, 2000, Greenwood, as Seller and Master Servicer under the Pooling and Servicing Agreement elected pursuant to Section 21(a) of the Series 1994-A Supplement, dated as of December 20, 1994, as amended (the "Series Supplement"), to the Pooling and Servicing Agreement, to suspend the Revolving Period and cause a Voluntary Controlled Liquidation Period to commence effective as of February 1, 2000, with respect to the Discover Card Master Trust I, Series 1994-A. The Liquidation Amount will be Five Hundred Fifty Million ($550,000,000) for the March 15, 2000 Distribution Date. The Revolving Period will recommence on the first day of the Due Period related to the April 17, 2000 Distribution Date (as each such term is defined in the Pooling and Servicing Agreement and the Series Supplement).

         Riverwoods Funding Corporation will use the funds received by it with respect to its Series 1994-A Investor Certificate as a result of the Voluntary Controlled Liquidation Period to reduce the amount of its outstanding commercial paper by Five Hundred Fifty Million ($550,000,000).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  Discover Card Master Trust I
                                     (Registrant)


                                  By:  Greenwood Trust Company
                                       (Originator of the Trust)


                                  By: /s/ John J. Coane
                                     -------------------------------------------
                                       Vice President, Chief Accounting Officer
                                       and Treasurer


Date: March 13, 2000